SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) July 10, 2002

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)


           Delaware               1-9608                36-3514169
           --------               ------                ----------
       (State of Other          (Commission            (IRS Employer
         Jurisdiction           File Number)        Identification No.)
      of Incorporation)

     29 East Stephenson Street Freeport, Illinois       61032-0943
     --------------------------------------------       ----------
     (Address Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code:(815) 235-4171


   Item 5.   Other Events.

   Set forth below are the transitional disclosures required by paragraph 61 of SFAS No. 142, updated from the transitional disclosures contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. The update includes pro forma information for the quarter ended March 31, 2001 and the years ended December 31, 2001, 2000 and 1999, as if amortization of goodwill and trade names had been discontinued on January 1, 1999. The Company is making this disclosure to be incorporated by reference into its universal shelf registration statement recently filed with the Securities and Exchange Commission.

   TRANSITION DISCLOSURES FOR THE ADOPTION OF SFAS NOS. 141 AND 142

   In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets" effective for fiscal years beginning after December 31, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized, but will be subject to periodic impairment tests in accordance with the statements. Other intangible assets will continue to be amortized over their useful lives. The statement also requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and establishes new criteria for recording intangible assets separate from goodwill.

   Pursuant to the adoption of SFAS No. 142, all amortization expense on goodwill and intangible assets with indefinite lives ceased on January 1, 2002. The Company anticipates that the application of the nonamortization provisions will increase annual net income in 2002 by approximately $41.0 million or $0.15 per diluted share. During 2001 and the first quarter 2002, the Company performed the required impairment tests of goodwill and indefinite lived intangible assets as of January 1, 2002 and recorded a pre-tax goodwill impairment charge of $538.0 million in the first quarter of 2002 (with an after-tax charge totaling $514.9 million). There are no additional impairment charges anticipated for 2002.

   The cost of trade names and goodwill represented the excess of cost over identifiable net assets of businesses acquired. Prior to the adoption of SFAS No. 142, trade names acquired in a business combination were not recognized separately from goodwill. Through the year ended December 31, 2001, trade names and goodwill were amortized over 40 years and other identifiable intangible assets were amortized over 5 to 20 years. Upon adoption of SFAS No. 142, trade names have not been "carved-out" from goodwill as they had not been identified and measured at fair value in the initial recording of a business combination.



   A summary of changes in the Company's trade names and goodwill for the quarter ended March 31, 2002 is as follows (IN MILLIONS):


                                                Quarter Ended
                                                March 31, 2002
                                                --------------
         Balance at Period Beginning               $2,316.9
         Acquisitions and adjustments                 (34.3)
         Impairments -
            Levolor/Hardware segment                 (322.0)
            Parker/Eldon segment                     (126.9)
            Calphalon/WearEver segment                (89.1)
                                                    -------
         Balance at Period End                     $1,744.6
                                                    =======


   The results of operations for the quarter ended March 31, 2002 and the year ended December 31, 2001, 2000 and 1999 on a pro forma basis, restated as though the amortization for trade names and goodwill had been discontinued on January 1, 1999 are as follows (IN MILLIONS):

                                                          Quarter Ended March 31,          Year Ended December 31,
                                                            2002           2001          2001         2000      1999
                                                            ----           ----          ----         ----      ----
   Reported Income Before Cumulative Effect               $  51.0          $38.4        $264.6      $421.6     $ 95.4
     of Accounting Change
   Cumulative Effect of Accounting Change                  (515.0)             -             -           -          -
                                                          -------         ------        ------      ------     ------
   Reported Net Income (Loss)                             $(464.0)         $38.4        $264.6      $421.6     $ 95.4
   Add back:
     Goodwill and Tradename Amortization                        -           10.4          53.5        44.9       41.8
                                                          -------         ------        ------      ------     ------
   Adjusted Net Income (Loss)                             $(464.0)         $48.8        $318.1      $466.5     $137.2
                                                          =======          =====        ------      ------     ------

                                                          Quarter Ended March 31,          Year Ended December 31,
                                                            2002           2001          2001         2000      1999
                                                            ----           ----          ----         ----      ----

   Reported Basic Net Income (Loss) Per Share             $ (1.74)         $0.14         $0.99       $1.57     $0.34
   Add back:
     Goodwill and Tradename Amortization                        -           0.04          0.20        0.17      0.15
                                                           ------          -----         -----       -----     -----
   Adjusted Basic Net Income (Loss) Per Share             $ (1.74)         $0.18         $1.19       $1.74     $0.49
                                                           ======          =====         -----       -----     -----

                                                          Quarter Ended March 31,          Year Ended December 31,
                                                            2002           2001          2001         2000      1999
                                                            ----           ----          ----         ----      ----
   Reported Diluted Net Income (Loss) Per Share           $ (1.73)         $0.14         $0.99       $1.57     $0.34
   Add back:
     Goodwill and Tradename Amortization                        -           0.04          0.20        0.17      0.15
                                                           ------          -----         -----       -----      -----
   Adjusted Diluted Net Income (Loss) Per Share           $ (1.73)         $0.18         $1.19       $1.74     $0.49
                                                           ======          =====         -----       -----     -----


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEWELL RUBBERMAID INC.


   Date:  July 9, 2002              By: /s/ Brett E. Gries
                                        -------------------------------
                                        Brett E. Gries
                                        Vice President - Accounting
                                          & Audit